UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
September 16, 2009

All State Properties Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-12895

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Commission File Number)

32-0252180

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(IRS Employer Identification No.)

6465 N. Quail Hollow Rd., Ste. 200,

Memphis, TN  38120-1417
(Address of Principal Executive Offices) (Zip Code)

(901) 271-3779
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

This 8 K/A is filed in response to comments contained in a letter from the staff of the U.S. Securities and Exchange Commission and addresses each issue raised thereby, and does hereby state:

All State Properties Holdings, Inc. is responsible for the adequacy and accuracy of the disclosure in this filing;

Staff Comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

All State Properties Holdings, Inc. may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United Sates.

(a)

The opinion issued by Moore & Associates, Chartered contained a provision concerning it’s Going Concern conclusion.  The nature of such conclusion was the continuing operating expenses and the sufficiency of income from operations to cover such expenses.

(b)

A former form 8-K/A referred to Item 304(a)(1)(v) of Regulation S-K and the reference should be to Item 304(a)(2) of Regulation S-K.

(c)

The registrant has requested that Moore and Associates, Chartered furnish it with an updated letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. We are unable to obtain an amended Exhibit 16 letter from Moore at this time.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No. Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2009 By: /s/ E. Robert Gates Name: E. Robert Gates Title: Chairman and Chief Executive Officer